UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 9, 2001


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE               1-2207                38-0471180
         -----------------       --------------       --------------
        (State or other         (Commission             (I.R.S. Employer
        jurisdiction of          File No.)              Identification No.)
        incorporation of
        organization)


                               280 Park Avenue
                               New York, NY                    10017
     ---------------------------------------------------- -----------------
               (Address of principal executive office)       (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


      -------------------------------------------------- -----------------
                   (Former name or former address,           (Zip Code)
                    if changed since last report)




Item 7.  Exhibits

(c)      Exhibits


         3.1 - Certificate of Incorporation of Triarc Companies, Inc., as currently in effect.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     TRIARC COMPANIES, INC.



                                     By: STUART I. ROSEN
                                        --------------------------
                                         Stuart I. Rosen
                                         Senior Vice President
                                         and Associate General Counsel

Dated: November 9, 2001




                                  EXHIBIT INDEX

Exhibit
No.      Description                                              Page No.
         -----------                                              --------


3.1      Certificate of Incorporation of Triarc,
         as currently in effect